UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                March 10, 2006
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NATIONAL BEEF PACKING COMPANY, LLC
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(Exact name of registrant as specified in its charter)

Delaware	333-111407	48-1129505
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12200 North Ambassador Drive, Kansas City, MO 64163
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (800) 449-2333
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Not Applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

            On March 10, 2006, National Beef Packing Company, LLC (the "Company") issued a press release announcing that U.S. Premium Beef, LLC, the majority owner of the Company, entered into a non-binding Letter of Intent to purchase the business of Brawley Beef, LLC.  As provided in the press release, the purchase is subject to a definitive agreement.

            The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

            (c)   Exhibits.  The following exhibit is furnished pursuant to Item 7.01.

99.1   Press Release dated March 10, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 10, 2006                                      National Beef Packing Company, LLC

                                                                            By:  /s/ Jay D. Nielsen

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                                                                                 Jay D. Nielsen

                                                                                 Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                        Description

99.1                                   Press Release dated March 10, 2006.